UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 25, 2023

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 25, 2023, the Company held an annual meeting of its stockholders. At the annual meeting, 113,392,813 shares of the Company’s common stock, par value $0.001 per share, were present or represented by proxy at the meeting, representing approximately 88.89% of the outstanding Voting Stock as of March 27, 2023, the record date for the annual meeting. At the annual meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:
(1)  Proposal No. 1: The election of Lynn A. Tetrault, Christopher M. Smith, Bruce K. Crowther, Dr. Alison L. Hannah, Stephen M. Kanovsky, Michael A. Kelly, David B. Perez, and Rachel A. Stahler to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the eight directors by the following votes:

	Votes For	Votes Withheld	Votes Against	Broker Non-Votes
Lynn A. Tetrault	100,261,190	5,521,156	—	7,610,467
Christopher M. Smith	105,547,399	234,947	—	7,610,467
Bruce K. Crowther	99,204,967	6,577,379	—	7,610,467
Dr. Alison L. Hannah	104,720,275	1,062,071	—	7,610,467
Stephen M. Kanovsky	104,579,362	1,202,984	—	7,610,467
Michael A. Kelly	97,173,743	8,608,603	—	7,610,467
David B. Perez	105,656,424	125,922	—	7,610,467
Rachel A. Stahler	104,833,843	948,503	—	7,610,467

(2) Proposal No. 2: The approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as identified in the proxy statement for the annual meeting. The advisory approval received an affirmative vote of a majority of the votes cast by stockholders as follows:

	Number of Votes	Outstanding %	Voted %
For	54,790,033	42.95%	51.79%
Against	47,993,647	37.62%	45.37%
Abstentions	2,998,666	2.35%	2.84%

(3) Proposal No. 3: The approval of the NeoGenomics, Inc. 2023 Equity Incentive Plan, as identified in the proxy statement for the annual meeting. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	100,799,248	79.02%	95.28%
Against	4,930,366	3.86%	4.67%
Abstentions	52,732	0.04%	0.05%

(4) Proposal No. 4: The ratification of the appointment of the independent registered public accountant. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	113,191,746	88.73%	99.82%
Against	163,098	0.12%	0.14%
Abstentions	37,969	0.02%	0.04%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	May 30, 2023	By:	/s/ Alicia C. Olivo
		Name:	Alicia C. Olivo
		Title:	General Counsel and Corporate Secretary